Exhibit 99.2

Ally Financial Inc. 4Q 2015 Earnings Review Contact Ally Investor Relations at (866) 710 - 4623 or investor.relations@ally.com February 2, 2016

Forward-Looking Statements and Additional Information

The following should be read in conjunction with the financial statements, notes and other information contained in the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. ("Ally") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "explore," "positions," "intend," "evaluate," "pursue," "seek," "may," "would, " "could, " "should, " "believe, " "potential, " "continue," or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors, and Ally and Chrysler and our ability to further diversify our business; our ability to maintain relationships with automotive dealers; the significant regulation and restrictions that we are subject to as a bank holding company and financial holding company; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our credit ratings; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term "loans" describes products associated with direct and indirect lending activities of Ally's operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term "originate" refers to Ally's purchase, acquisition or direct origination of various "loan" products.

4Q 2015 Preliminary Results 2

2015 Highlights

Strong fundamentals and momentum in 2015

- ✓ Adjusted EPS(1) of $2.00 in 2015, up 19% from the prior year
- ✓ Achieved sustainable 9% – 11% Core ROTCE(2)
- ✓ Achieved mid-40% Adjusted Efficiency Ratio(1) driving positive operating leverage
- ✓ Exceeded auto origination target with $41 billion in 2015
- ✓ Exceeded retail deposit growth target with $7.5 billion of net growth in 2015
- ✓ Redeemed entire Series G preferred and approval to address remaining Series A preferred

Positioned to execute priorities in 2016

- ☐ 15% +/- EPS growth – $170 million of preferred dividend savings versus 2015
- ☐ Initiate a common dividend and share repurchases, subject to CCAR non-objection
- ☐ Disciplined deployment of capital towards business and customer expansion opportunities

(1) Represents a non-GAAP financial measure. See slide 10 for details
(2) Represents a non-GAAP financial measure. Core ROTCE adjusts for certain items such as net DTA and OID. See slide 29 for details

4Q 2015 Preliminary Results 3

4 4Q 2015 Preliminary Results 1) Normalized investment gains 2) Declining lease portfolio 3) Other 1) Normalized capital structure (Series A/G ) 2) Leveraged Ally Bank funding platform (CF, 620 - 660 Auto Assets) 1) Streamlined operational headcount 2) Insourced numerous activities & optimized IT construct 3) Reinvested in core operations 1) Lowered cost of funds 2) Increased d eposit funding base 3) Growth of balance sheet via low - loss auto loans Successful Execution of IPO Plan 2013 Core ROTCE (1) 2015 Core ROTCE (1) NIM Expansion 175bps - 175bps 9.4% 350bps Regulatory Normalization 275bps Expense Rationalization (1) Represents a non - GAAP financial measure. Core ROTCE adjusts for certain items such as net DTA and OID. See slide 29 for details 3.1%

5 4Q 2015 Preliminary Results - $0.14 $1.68 $2.00 2013 2014 2015 $20.0 $22.7 $24.6 2013 2014 2015 3.1% 7.9% 9.4% 2013 2014 2015 67% 51% 45% 2013 2014 2015 Financial Momentum Adjusted TBV per Share (3) Adjusted Efficiency Ratio (4) Adjusted Earnings Per Share (1) Core ROTCE (2) (1) Represents a non - GAAP financial measure. See slide 10 for details (2) Represents a non - GAAP financial measure. Core ROTCE adjusts for certain items such as net DTA and OID. See slide 29 for details (4) Represents a non - GAAP financial measure. See slide 29 for details (3) Adjusted Tangible Book Value is a non - GAAP financial measure, which adjusts for certain items such as Series G discount and tax - effected OID . See page 21 of the Financial Supplement for details

Operational Momentum

ally

Auto Finance

- Fully replaced lost retail subvention and lease volume
  - Growth channel originations up 53% YoY
  - Application flow up 17% YoY
- Expanded active dealer network 5% in 2015 to over 17,500 dealers
- Established financing relationships with Mitsubishi, Aston Martin, McLaren and Beepi

Insurance

- Repriced floorplan insurance rates to drive appropriate risk-adjusted returns
- Successful rollout of industry-leading vehicle service contract Ally Premier Protection
  - Ally Premier Protection represented 45% of total 4Q15 US vehicle service contract volume

Deposits

- Strong franchise growth of direct online bank
  - 1.1 million primary customers
  - Retail deposit growth of $7.5 billion in 2015
- Average retail portfolio interest rate down 4bps YoY to 1.12% from 1.16%

Additional Expansion

- Corporate Finance business grew average portfolio balance 30% YoY
- Optimized Mortgage held-for-investment portfolio by replacing legacy run-off in 2015
  - Executed over $4 billion in bulk purchases

4Q 2015 Preliminary Results 6

7 4Q 2015 Preliminary Results Originations by Product 10% 5% 34% 47% 28% 11% 29% 36% $41.0 $41.0 2014 2015 New Retail Subvented New Retail Standard Lease Used Originations by Channel $8.3 $12.7 $6.8 $9.6 $12.6 $15.2 $13.3 $3.4 $41.0 $41.0 2014 2015 Growth Chrysler GM Standard GM Subvented +53% +41% +21% Diversified and Adaptable Business • Ally’s Auto Finance business successfully adapted to loss of subvented lease and loans • Opportunities to expand in Growth Channel (non GM/Chrysler ) • Success in growing used lending product − Attractive risk adjusted returns • Declining lease residual value risk Diversified Origination Channels %∆ YoY Growth Channel Mix Product Mix Note: New Retail Subvented includes GM and Chrysler originations % of New 4Q15 by Nameplate Ford / Lincoln 20% Nissan / Infiniti 12% Maserati 13% Kia 10% Mitsubishi 10% Hyundai 9% Toyota / Lexus 7% RV 6% Other 14%

Differentiated Auto Lending Model

- **Differentiated market approach**
  - Focus on premium service and deep relationships
  - Value added, innovative products and services for dealers, OEMs and consumers
  - Full credit spectrum expertise proven over many cycles
- **High quality balance sheet**
  - Consolidated net annual loss rate of 0.58% in 2015
  - Retail loans less than 620 FICO comprise less than 8% of total loan portfolio as of 4Q 2015
  - Retail auto loans less than 540 FICO comprised only 1% of originations in 2015
  - Dealer Financial Services business was profitable even during the Great Recession[1]
- **Strong capital and liquidity profile**
  - Significant regulatory oversight
  - Majority of loan originations funded with deposits and ABS funding
  - Significant excess liquidity for market disruptions
  - Minimal future unsecured funding needs

High Quality Risk Profile

Prime / Non Prime Distribution - Retail Loan Originations



88%
89%
86%
12%
11%
14%
2013
2014
2015
Non Prime (<620 FICO)
Prime

Diversified Funding Profile

(as of 12/31/2015)



FHLB 7%
Secured Debt 29%
Deposits 47%
Unsecured Debt 17%

(1) *Dealer Financial Services includes Automotive Finance Operations and Insurance Operations*

4Q 2015 Preliminary Results 8

Positioned for Continued Success

- **Overall environment continues to be strong**
  - Healthy manufacturers and dealer networks
  - Healthy consumer (employment, gas prices and affordable payments)
- **Diversified business is less reliant on new vehicle sales volume**
  - Used market is significant
  - Total financing opportunity represented by over 250 million vehicles in operation
- **EPS growth is driven by factors beyond just auto sales or originations**

Vehicles in Operation

(# millions of vehicles in operation)



249.5
249.6
248.8
249.0
252.7
257.9
39%
42%
43%
45%
46%
47%
31%
31%
31%
30%
29%
26%
30%
28%
26%
25%
25%
27%
2010
2011
2012
2013
2014
2015
0-5 yrs
6-10 yrs
11+ yrs

Source: IHS Automotive

New Auto Sales Volume

(millions of units)



17.3
10.4
11.6
12.7
14.4
15.5
16.4
17.4
17.7
17.8
17.6
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Source: BEA, Blue Chip Consensus, IHS Automotive

Used Market is Substantial and Fragmented

Market Share based on Financed Units



5%
69%
Peer 1
ALLY
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Remaining Peers

	2011	**2012**	**2013**	**2014**	**2015 Est.**
Industry Used Volume (millions of units financed)	37.6	37.6	35.8	35.9	36.5

Source: Used volume - Edmunds.com; Market share – Experian Autocount through November 2015

4Q 2015 Preliminary Results 9

Fourth Quarter and Full Year Financial Results

($ millions except per share data)	4Q 15	3Q 15	4Q 14	FY 2015	FY 2014
Net financing revenue [1]	$ 995	$ 981	$ 835	$ 3,764	$ 3,547
Total other revenue [1][2]	358	332	370	1,498	1,438
Provision for loan losses	240	211	155	707	457
Controllable expenses [2]	465	449	478	1,831	1,891
Other noninterest expenses [2]	202	222	176	922	1,018
Core pre-tax income, ex. repositioning [3]	**$ 446**	**$ 431**	**$ 396**	**$ 1,801**	**$ 1,619**
Net income	**$ 263**	**$ 268**	**$ 177**	**$ 1,289**	**$ 1,150**
GAAP EPS (diluted)	**$ (1.97)**	**$ 0.47**	**$ 0.23**	**$ (2.66)**	**$ 1.83**
Capital actions (Series A and G)	2.43	-	-	4.90	-
Discontinued operations, net of tax	0.03	0.01	(0.05)	(0.81)	(0.47)
OID expense, net of tax	0.02	0.02	0.06	0.08	0.25
Repositioning / other [4]	0.01	0.00	0.17	0.48	0.07
Adjusted EPS	**$ 0.52**	**$ 0.51**	**$ 0.40**	**$ 2.00**	**$ 1.68**
Core ROTCE [5]	**9.8%**	**9.2%**	**7.1%**	**9.4%**	**7.9%**
Adjusted Efficiency Ratio [5]	**44%**	**44%**	**50%**	**45%**	**51%**
Effective Tax Rate	**35.9%**	**34.5%**	**19.3%**	**35.6%**	**25.7%**

(1) Excludes OID. Total other revenue excludes accelerated OID expense of $6 million in 4Q14, $14 million in 2015 and $14 million in 2014 associated with debt redemptions
(2) Excludes repositioning items. See slides 27 and 28 for details
(3) As presented excludes the impact of repositioning items, OID amortization expense, income tax expense and discontinued operations. See slides 27 and 28 for details
(4) Repositioning items are primarily related to the extinguishment of high-cost legacy debt. See slide 29 for additional details
(5) Represents a non-GAAP financial measure. See slide 29 for details

4Q 2015 Preliminary Results 10

Results by Segment

- **Auto Finance results driven by continued strong originations**
  - Higher net financing revenue due to retail loan growth and lower cost of funds
  - Partially offset by higher provision expense due to portfolio growth and seasonality
- **Insurance results largely driven by higher investment gains QoQ**
- **Mortgage results up QoQ due to lower provision and down YoY due to a reserve release that did not repeat**
- **Corporate and Other down QoQ driven by changes in cost of funds allocations**
  - Increase YoY primarily driven by lower non-interest expense

Pre-Tax Income		**Increase/(Decrease) vs**	
($ millions)	**4Q 15**	**3Q 15**	**4Q 14**
Automotive Finance	$ 333	$ 10	$ 42
Insurance	78	38	(8)
Dealer Financial Services	**$ 411**	**$ 48**	**$ 34**
Mortgage (1)	9	3	(9)
Corporate and Other (1)	26	(36)	25
Core pre-tax income, ex. repositioning(2)	**$ 446**	**$ 15**	**$ 50**

(1) Results exclude the impact of repositioning items. Corporate and other also excludes OID amortization expense. See slide 27 for details
(2) Core pre-tax income is a non-GAAP financial measure and as presented excludes the impact of repositioning items, OID amortization expense, income tax expense and discontinued operations. See slides 27 and 29 for details

4Q 2015 Preliminary Results 11

Net Interest Margin

- **Net Interest Margin[1] up 33 bps YoY driven by higher asset yields and lower cost of funds**
  - Cost of funds[1] down 20 bps YoY driven by reduction of legacy high-coupon debt and continued deposit growth

Net Interest Margin
($ millions)

	4Q15		3Q15		4Q14	
	Average Balance	Yield	Average Balance	Yield	Average Balance	Yield
Retail Auto Loan	$ 64,231	5.3%	$ 62,115	5.2%	$ 58,544	5.2%
Auto Lease (net of dep)	16,824	6.5%	17,519	6.8%	19,479	5.5%
Commercial Auto	34,077	2.8%	31,726	2.9%	33,218	3.0%
Corporate Finance	2,506	6.3%	2,309	6.2%	1,864	6.4%
Mortgage	9,809	3.3%	9,564	3.4%	7,670	3.4%
Cash, Securities and Other	18,822	2.0%	21,413	1.8%	19,733	1.7%
Total Earning Assets	**$ 146,269**	**4.29%**	**$ 144,646**	**4.30%**	**$ 140,508**	**4.15%**
Interest Revenue	$ 1,582		$ 1,567		$ 1,469	
LT Unsecured Debt	$ 21,716	4.6%	$ 20,884	5.0%	$ 24,468	5.3%
Secured Debt	40,134	1.3%	42,150	1.2%	41,264	1.2%
Deposits [2]	64,985	1.2%	62,882	1.1%	57,381	1.2%
Other Borrowings [3]	11,695	1.0%	11,890	0.8%	9,595	0.7%
Total Funding Sources [1]	**$ 138,530**	**1.70%**	**$ 137,806**	**1.71%**	**$ 132,708**	**1.90%**
Interest Expense	$ 593		$ 593		$ 636	
Net Financing Revenue [4]	$ 989		$ 974		$ 833	
NIM	**2.68%**		**2.67%**		**2.35%**	

(1) Excludes OID
(2) Includes brokered deposits. Includes average noninterest-bearing deposits of $95 million in 4Q15, $91 million in 3Q15 and $68 million in 4Q14
(3) Includes Demand Notes, FHLB, and Repurchase Agreements
(4) Excludes dividend income from equity investments

4Q 2015 Preliminary Results 12

13 4Q 2015 Preliminary Results Ally Bank Deposit Levels ($ billions) $48.0 $50.6 $51.8 $53.5 $55.4 $9.9 $9.9 $9.9 $10.2 $10.7 $57.8 $60.5 $61.6 $63.7 $66.2 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 Ally Bank Retail Ally Bank Brokered Deposits • $1.9 billion of retail deposit growth QoQ and $7.5 billion YoY • Primary customer base up 16% YoY • Enhancing customer centric banking experience – Enhancements to CD online management and Bill Pay provide customer flexibility with a simple design – Ally Bank named “Best Online Bank” in December 2015 by Kiplinger’s Personal Finance – Ally Bank named “Online Bank of the Year” for the second consecutive year by GoBankingRates.com • Positioned marketing to capture seasonal flows in 1Q Stable, consistent growth of retail deposits Deposit Mix Retail deposit customer growth Ally Bank Deposit Composition and Average Retail Portfolio Interest Rate 17% 16% 16% 16% 16% 40% 38% 36% 34% 32% 43% 46% 48% 50% 52% 1.16% 1.17% 1.15% 1.14% 1.12% 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 Brokered Retail CD MMA/OSA/Checking Average Retail Portfolio Interest Rate Ally Bank Retail Deposit Customers (thousands) 909.1 954.5 989.3 1,025.9 1,051.5 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15

Capital

- **Capital ratios lower QoQ driven by redemption of the remaining Series G preferred**
  - Partially offset by profitability in the quarter
- **Preliminary fully phased-in Basel III Common Equity Tier 1 (CET1) ratio of 8.7%**
  - Preliminary Basel III CET1 ratio, reflective of transition provisions, is 9.2%, primarily driven by phase-in of DTA treatment
- **Adjusted Tangible Book Value up approximately 9% YoY**

Capital Ratios and Risk-Weighted Assets



13.2%
12.5%
9.6%
14.0%
13.0%
10.4%
12.6%
11.7%
9.3%
12.9%
11.9%
9.6%
12.5%
11.1%
8.7%
$131
$131
$135
$135
$136
4Q 14
1Q 15
2Q 15
3Q 15
4Q 15
Risk-Weighted Assets ($B)
Total Capital Ratio
Tier 1 Ratio
Tier 1 Common/CET1

Tier 1 Common (2014 figures calculated under Basel I) and CET1 (2015 represents fully phased-in Basel III) are non-GAAP financial measures. See page 16 of the Financial Supplement for details

Deferred Tax Asset Utilization



($ millions)
$1,807
$1,220
$1,634
$1,128
$1,631
$1,100
$1,449
$952
$1,359
$980
4Q 14
1Q 15
2Q 15
3Q 15
4Q 15
Net GAAP DTA Balance
Disallowed DTA

Reflects Basel III fully phased-in disallowed DTA. Disallowed DTA is phased in to CET1 during transition period. See page 16 of the Financial Supplement for details

Adjusted Tangible Book Value per Share



$22.7
$23.7
$23.7
$24.3
$24.6
4Q 14
1Q 15
2Q 15
3Q 15
4Q 15

Adjusted Tangible Book Value is a non-GAAP financial measure, which adjusts for certain items such as Series G discount and tax-effected OID. See page 21 of the Financial Supplement for details

4Q 2015 Preliminary Results 14

Asset Quality

Consolidated Net Charge-Offs



0.53%
0.34%
0.60%
0.68%
0.61%
0.39%
0.61%
0.72%
224%
344%
187%
144%
155%
244%
158%
133%
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15
4Q 15
ALLL as % of Annualized NCOs
Annualized NCO Rate

Coverage Rate							
1.20%	***1.16%***	***1.12%***	***0.98%***	***0.93%***	***0.93%***	***0.94%***	***0.94%***

Note: Above loans are classified as held-for-investment and recorded at historical cost. See slide 29 for details

Provision Expense

($ millions)

Provision Expense	**1Q 14**	**2Q 14**	**3Q 14**	**4Q 14**	**1Q 15**	**2Q 15**	**3Q 15**	**4Q 15**
Retail Auto	$ 163	$ 97	$ 112	$ 168	$ 158	$ 152	$ 200	$ 229
Commercial Auto	(4)	2	(3)	7	(31)	(20)	1	7
Mortgage	(23)	(25)	(7)	(14)	(5)	3	6	(3)
Corp/Other	1	(11)	-	(6)	(6)	5	4	7
Total	**$ 137**	**$ 63**	**$ 102**	**$ 165**	**$ 116**	**$ 140**	**$ 211**	**$ 240**
Retail Auto Coverage Ratio	1.26%	1.25%	1.18%	1.21%	1.24%	1.26%	1.27%	1.30%
Retail Auto Loan Bal *($ billions)*	$ 56.8	$ 58.1	$ 58.7	$ 56.5	$ 57.4	$ 60.7	$ 63.5	$ 64.2

U.S. Retail Auto Delinquencies



(30+ DPD)
1.59%
2.02%
2.28%
2.73%
1.87%
2.29%
2.60%
2.91%
$904
$1,174
$1,338
$1,543
$1,076
$1,389
$1,656
$1,870
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15
4Q 15
Delinquent Contracts ($M)
Delinquency Rate

Note: Includes accruing contracts only

U.S. Retail Auto Net Charge-Offs



0.85%
0.58%
0.93%
1.10%
0.93%
0.65%
1.01%
1.21%
$121
$83
$137
$160
$132
$96
$156
$194
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15
4Q 15
Net Charge-Offs ($M)
Annualized NCO Rate

4Q 2015 Preliminary Results
15

Auto Finance – Results

- **Auto Finance reported pre-tax income of $333 million in 4Q, up $42 million YoY and up $10 million from the prior quarter**
  - Net financing revenue higher driven primarily by strong originations and higher asset balances
  - Provision higher YoY primarily driven by loan growth (loan vs. lease originations) and up QoQ driven by seasonally higher retail charge-offs
- **Earning assets up $3.8 billion YoY and $2.3 billion QoQ driven by strong originations**
  - Executed $3.6 billion of off-balance-sheet transactions in 2015
- **$9.3 billion of consumer auto originations in 4Q15**
  - Nonprime (<620 FICO) 12.6% of originations in 4Q15 vs. 13.5% in 3Q15
  - Growth channel originations up 57% in 4Q YoY due to expanded relationships and retail products
- **Growth dealer relationships increased as well as penetration per dealer**

		Increase/(Decrease) vs.	
Key Financials *($ millions)*	**4Q 15**	**3Q 15**	**4Q 14**
Net financing revenue	$ 900	$ 30	$ 133
Total other revenue	65	2	(4)
Total net revenue	965	32	129
Provision for loan losses	236	35	61
Noninterest expense	396	(13)	26
Pre-tax income from continuing ops	$ 333	$ 10	$ 42
U.S. auto earning assets	$ 115,391	$ 2,275	$ 3,810
Net lease revenue			
Operating lease revenue	$ 812	$ (18)	$ (93)
Depreciation expense	604	(30)	(80)
Remarketing gains	68	(37)	18
Total depreciation expense	536	8	(97)
Net lease revenue	$ 276	$ (26)	$ 4

(# of Active Growth Dealers in Thousands)


9.3
3%
10%
65%
21%
10.1
6%
12%
62%
20%
10.9
10%
16%
59%
15%
4Q 13
4Q 14
4Q 15
Average # of booked contracts per month
Application Only
1-4 Originations
5-9 Originations
10+ Originations

4Q 2015 Preliminary Results 16

17 4Q 2015 Preliminary Results (EOP $ billions) $58.7 $58.0 $58.9 $62.1 $63.5 $64.2 $19.3 $19.5 $19.0 $17.9 $17.3 $16.3 $81.3 $81.3 $82.1 $83.7 $85.7 $85.3 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 On Balance Sheet Retail Off Balance Sheet Retail Lease ($ billions) $31.4 $33.2 $32.4 $32.5 $31.7 $34.1 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 ($ billions; % of $ originations) 63% 60% 52% 45% 45% 40% 16% 18% 20% 24% 24% 26% 20% 22% 28% 32% 32% 33% $11.8 $9.0 $9.8 $10.8 $11.1 $9.3 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 GM Chrysler Growth Auto Finance – Key Metrics See slide 29 for definitions Consumer Assets Commercial Assets Consumer Originations Origination Mix Note: Asset balances reflect the average daily balance for the quarter (% of $ originations) 15% 5% 5% 6% 6% 2% 25% 30% 31% 36% 37% 37% 8% 8% 10% 12% 12% 13% 26% 27% 17% 9% 9% 11% 27% 30% 36% 37% 35% 37% 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 GM Subvented New Standard New Growth Lease Used

Insurance

- **Pre-tax income of $78 million, down $8 million YoY and up $38 million from the prior quarter**
  - Lower non-weather losses due to lower Vehicle Service Contract ("VSC") claims
  - Investment gains down YoY but up QoQ
- **Written premiums of $222 million in 4Q, down YoY driven primarily by discontinuation of agent channel and increased dealer reinsurance participation**
  - Typical seasonal decline QoQ due to lower auto sales
- **Lowest quarterly loss ratio in 6 years**

		Increase/(Decrease) vs.	
Key Financials *($ millions)*	**4Q 15**	**3Q 15**	**4Q 14**
Premiums, service revenue earned and other	$ 238	$ (2)	$ (7)
Losses and loss adjustment expenses	54	(7)	(3)
Acquisition and underwriting expenses	147	(1)	1
Total underwriting income	37	6	(5)
Investment income and other	41	32	(3)
Pre-tax income from continuing ops	$ 78	$ 38	$ (8)
Total assets	$ 7,053	$ 56	$ (137)

Key Statistics	**4Q 15**	**3Q 15**	**4Q 14**
Insurance ratios			
Loss ratio	22.5%	25.7%	23.1%
Underwriting expense ratio	62.6%	62.0%	59.9%
Combined ratio	85.1%	87.7%	83.0%

Insurance Losses

($ millions)



$97
$36
$47
$60
$5
$42
$56
$4
$40
$123
$67
$42
$62
$9
$39
$54
$8
$34
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15
4Q 15
VSC Losses
Weather Losses
Other Losses

Note: Excludes the benefit of weather-related loss reinsurance and Canadian Personal Lines losses

Dealer Products & Services Written Premiums

($ millions)



$225
$244
$267
$265
$248
$239
$263
$254
$222
4Q 13
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15
4Q 15

Note: Excludes Canadian Personal Lines business, which is in runoff

4Q 2015 Preliminary Results 18

Mortgage and Corporate and Other

Mortgage Results

Key Financials (*$ millions*)	4Q 15	Increase/(Decrease) vs. 3Q 15	Increase/(Decrease) vs. 4Q 14
Net financing revenue	$ 22	$ 2	$ 14
Total other revenue	3	(7)	1
Total net revenue	25	(5)	15
Provision for loan losses	(3)	(9)	11
Noninterest expense	19	1	13
Pre-tax income from continuing ops(1)	$ 9	$ 3	$ (9)
Total assets	$ 9,768	$ (4)	$ 1,884

Ally Bank HFI Portfolio	4Q 15	3Q 15	4Q 14
Net Carry Value ($ billions)	$ 9.7	$ 9.7	$ 7.3
Ongoing (post 1/1/2009)	66%	64%	47%
Legacy (pre 1/1/2009)	34%	36%	53%
% Interest Only	6.2%	7.3%	12.5%
% 30+ Delinquent	2.1%	2.1%	3.0%
Net Charge-off Rate	0.1%	0.3%	0.6%
Wtd. Avg. LTV/CLTV (2)	65.9%	66.5%	71.5%
Refreshed FICO	754	753	734

(1) Excludes repositioning items in 4Q14. See slide 27 for details

(2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

Corporate and Other Results

Key Financials (*$ millions*)	4Q 15	Increase/(Decrease) vs. 3Q 15	Increase/(Decrease) vs. 4Q 14
Net financing revenue (ex. OID)	$ 58	$ (17)	$ 7
Total other revenue (ex. OID)	26	(0)	7
Provision for loan losses	7	3	13
Noninterest expense	51	15	(23)
Core pre-tax income(1)	$ 26	$ (36)	$ 25
OID amortization expense(2)	12	1	(30)
Pre-tax loss from continuing ops(1)	$ 14	$ (36)	$ 55
Total assets	$ 26,124	$ 820	$ 2,755

(1) Excludes repositioning items. See slide 27 for details

(2) Primarily bond exchange OID amortization expense used for calculating core pre-tax income

4Q 2015 Preliminary Results 19

20 4Q 2015 Preliminary Results Conclusion and Outlook • Successfully executed two year plan to restore profitability and returns • Positioned Ally to provide reliable results with a long runway for steady growth – Near - term EPS growth driven by significantly lower preferred dividends and modest business expansion – Proven ability to quickly and profitably adapt our originations model to industry, market and competitive changes – Creating additional attractive capital deployment opportunities • Focused on balance sheet strength and profitability over asset growth – Credit remains healthy and in line with expectations – ROE optimization, protecting book value and driving shareholder value remain highest priorities Building a better financial services company

Supplemental Charts

Supplemental

Fourth Quarter and Full Year Financial Results

($ millions)	4Q 15	3Q 15	4Q 14	FY 2015	FY 2014
Net financing revenue [1]	$ 995	$ 981	$ 835	$ 3,764	$ 3,547
Total other revenue [1][2]	358	332	370	1,498	1,438
Provision for loan losses	240	211	155	707	457
Controllable expenses [2]	465	449	478	1,831	1,891
Other noninterest expenses [2]	202	222	176	922	1,018
Core pre-tax income, ex. repositioning [3]	**$ 446**	**$ 431**	**$ 396**	**$ 1,801**	**$ 1,619**
Repositioning items [4]	(3)	(2)	(167)	(349)	(187)
Core pre-tax income	**$ 443**	**$ 428**	**$ 229**	**$ 1,452**	**$ 1,432**
OID amortization expense [5]	12	11	42	59	186
Income tax expense	155	144	36	496	321
(Loss) income from discontinued operations	(13)	(5)	26	392	225
Net income	**$ 263**	**$ 268**	**$ 177**	**$ 1,289**	**$ 1,150**
Preferred dividends [6]	1,216	38	68	2,571	268
Net (loss) income attributable to common	**$ (953)**	**$ 230**	**$ 109**	**$ (1,282)**	**$ 882**

(1) Excludes OID. Total other revenue excludes accelerated OID expense of $6 million in 4Q14, $14 million in 2015 and $14 million in 2014 associated with debt redemptions
(2) Excludes repositioning items. See slides 27 and 28 for details
(3) Core pre-tax income as presented excludes the impact of repositioning items, OID amortization expense, income tax expense and discontinued operations. See slides 27, 28 and 29 for details
(4) See slides 27, 28 and 29 for details
(5) Includes accelerated OID expense of $14 million in 2015 and $14 million in 2014
(6) Includes $1.2 billion of preferred stock redemptions in 4Q15 and $2.4 billion of preferred stock redemptions in 2015

4Q 2015 Preliminary Results 22

23 4Q 2015 Preliminary Results Pre-Tax Income ($ millions) 2015 2014 2014 Automotive Finance 1,335$ 1,429$ (94)$ Insurance 211 197 14 Dealer Financial Services 1,546$ 1,626$ (80)$ Mortgage (1) 91 57 34 Corporate and Other (1) 164 (64) 228 Core pre-tax income, ex. repositioning (2) 1,801$ 1,619$ 182$ Increase/(Decrease) vs. Full Year Results by Segment (1) Results exclude the impact of repositioning items. Corporate and other also excludes OID amortization expense. See slide 28 fo r details (2) Core pre - tax income is a non - GAAP financial measure and as presented excludes the impact of repositioning items, OID amortizatio n expense, income tax expense and discontinued operations. See slides 28 and 29 for details Supplemental

Supplemental

Funding

- **Diversified funding strategy with opportunities to lower cost of funds**
  - 70% of total assets reside at Ally Bank
  - Deposits represent 47% of Ally's funding
- **$1.0 billion of ABS transactions in 4Q**
- **$0.5 billion off balance sheet credit facility**
- **$1.5 billion of unsecured debt issuance in 4Q**
  - $750 million of tier 2 capital qualifying subordinated debt
- **Strong capital markets funding in 2015**
  - Executed over $16 billion in new funding
    - $8.3 billion of ABS transactions including a $1.0 billion full securitization
    - $5.4 billion of unsecured bond issuance
    - $2.0 billion of whole loan sales
    - $0.5 billion new off-balance sheet credit facility

Total Asset Breakdown


($ billions)
$151.6
$153.3
$156.3
$155.9
$158.6
69%
68%
68%
69%
70%
4Q 14
1Q 15
2Q 15
3Q 15
4Q 15
Ally Bank Assets
Non-Bank Assets

Note: Certain prior period amounts have been reclassified to conform to current period presentation. See slide 29 or details

Unsecured Long-Term Debt Maturities


($ billions)
$2.0
$2.7
$0.0
$0.0
$1.9
$4.4
$3.7
$1.6
1Q 15
2Q 15
3Q 15
4Q 15
2016
2017
2018
2019
Matured
Remaining

As of 12/31/15. Total maturities for 2020 and beyond equal $10.5 billion and do not exceed $3.0 billion in any given year. Current period does not include early debt redemptions.

4Q 2015 Preliminary Results 24

25 4Q 2015 Preliminary Results Interest Rate Sensitivity (1) Net financing revenue impacts reflect a rolling 12 - month view (2) Results in ~80% pass - through rate over time. See slide 29 for additional details Supplemental Net Financing Revenue Impact (1) vs. Forward Curve $ million Ally Modeled Scenario (2) 50% Deposit Pass-Through Ally Modeled Scenario (2) 50% Deposit Pass-Through +100 bp Instantaneous (109)$ 13$ (50)$ 48$ +100 bp Gradual (over 12 months) (37)$ 4$ (7)$ 29$ Stable rate environment 30$ 18$ 12$ (5)$ 4Q15 3Q15

26 4Q 2015 Preliminary Results Deferred Tax Asset 3Q 15 (1) ($ millions) Gross DTA/(DTL) Balance Valuation Allowance Net DTA/(DTL) Balance Net DTA/(DTL) Balance Net Operating Loss (Federal) 950$ -$ 950$ 697$ Tax Credit Carryforwards 1,941 (472) 1,469 1,461 State/Local Tax Carryforwards 194 (110) 84 90 Other Deferred Tax Liabilities, net (2) (1,144) - (1,144) (799) Net Deferred Tax Assets 1,941$ (582)$ 1,359$ 1,449$ 4Q 15 Deferred Tax Asset Supplemental (1) U.S. GAAP does not prescribe a method for calculating individual elements of deferred taxes for interim periods; therefore , these balances are estimated (2) Primarily book / tax timing differences

Supplemental

Notes on non-GAAP and other financial measures

$ in millions	4Q '15			3Q '15			4Q '14		
	GAAP	OID & Repositioning Items	Non-GAAP [1]	GAAP	OID & Repositioning Items	Non-GAAP [1]	GAAP	OID & Repositioning Items	Non-GAAP [1]
Consolidated Ally									
Net financing revenue	$ 983	$ 12	$ 995	$ 970	$ 11	$ 981	$ 799	$ 36	$ 835
Total other revenue	356	2	358	332	-	332	215	155	370
Provision for loan losses	240	-	240	211	-	211	155	-	155
Controllable expenses	466	(1)	465	452	(2)	449	479	(1)	478
Other noninterest expenses	202	-	202	222	-	222	193	(18)	176
Pre-tax income from continuing ops	**$ 431**	**$ 15**	**$ 446**	**$ 417**	**$ 14**	**$ 431**	**$ 187**	**$ 209**	**$ 396**
Mortgage Operations									
Net financing revenue	$ 22	$ -	$ 22	$ 20	$ -	$ 20	$ 8	$ -	$ 8
Gain on sale of mortgage loans, net	-	-	-	9	-	9	-	-	-
Other revenue (excluding gain on sale)	3	-	3	1	-	1	4	(2)	2
Total net revenue	25	-	25	30	-	30	12	(2)	10
Provision for loan losses	(3)	-	(3)	6	-	6	(14)	-	(14)
Noninterest expense	19	-	19	18	-	18	6	-	6
Pre-tax income from continuing ops	**$ 9**	**$ -**	**$ 9**	**$ 6**	**$ -**	**$ 6**	**$ 20**	**$ (2)**	**$ 18**
Corporate / Other (incl. CF)									
Net financing revenue	$ 46	$ 12	$ 58	$ 64	$ 11	$ 75	$ 15	$ 36	$ 51
Total other revenue (loss)	24	2	26	26	-	26	(138)	157	19
Provision for loan losses	7	-	7	4	-	4	(6)	-	(6)
Noninterest expense	52	(1)	51	38	(2)	36	93	(19)	74
Pre-tax income (loss) from continuing ops	**$ 11**	**$ 15**	**$ 26**	**$ 48**	**$ 14**	**$ 62**	**$ (210)**	**$ 211**	**$ 1**

(1) Represents core pre-tax income excluding repositioning items. See slide 29 for definitions

4Q 2015 Preliminary Results 27

Supplemental

Notes on non-GAAP and other financial measures

$ in millions	FY '15			FY '14		
	GAAP	OID & Repositioning Items	Non-GAAP (1)	GAAP	OID & Repositioning Items	Non-GAAP (1)
Consolidated Ally						
Net financing revenue	$ 3,719	$ 45	$ 3,764	$ 3,375	$ 172	$ 3,547
Total other revenue	1,142	356	1,498	1,276	162	1,438
Provision for loan losses	707	-	707	457	-	457
Controllable expenses	1,839	(7)	1,831	1,893	(2)	1,891
Other noninterest expenses	922	-	922	1,055	(37)	1,018
Pre-tax income from continuing ops	**$ 1,393**	**$ 408**	**$ 1,801**	**$ 1,246**	**$ 373**	**$ 1,619**
Mortgage Operations						
Net financing revenue	$ 72	$ -	$ 72	$ 43	$ -	$ 43
Gain on sale of mortgage loans, net	79	-	79	6	-	6
Other revenue (excluding gain on sale)	8	1	9	11	(2)	9
Total net revenue	159	1	160	60	(2)	58
Provision for loan losses	1	-	1	(69)	-	(69)
Noninterest expense	68	-	68	70	0	70
Pre-tax income from continuing ops	**$ 90**	**$ 1**	**$ 91**	**$ 59**	**$ (2)**	**$ 57**
Corporate / Other (incl. CF)						
Net financing revenue (loss)	$ 161	$ 45	$ 206	$ (45)	$ 172	$ 127
Total other revenue (loss)	(213)	355	142	(134)	164	30
Provision for loan losses	10	-	10	(16)	-	(16)
Noninterest expense	181	(7)	174	276	(39)	237
Pre-tax (loss) income from continuing ops	**$ (243)**	**$ 407**	**$ 164**	**$ (439)**	**$ 375**	**$ (64)**

(1) Represents core pre-tax income excluding repositioning items. See slide 29 for definitions

4Q 2015 Preliminary Results 28

Supplemental

Notes on non-GAAP and other financial measures

1) ***Core pre-tax income (loss)*** *is a non-GAAP financial measure. It is defined as income (loss) from continuing operations before income tax expense and primarily bond exchange original issue discount ("OID") amortization expense.*

2) ***Repositioning items*** *are primarily related to the extinguishment of high-cost legacy debt in 2015 and 2014. Additionally, expenses associated with Ally's IPO were repositioned in 2014.*

3) ***Core ROTCE*** *is equal to Operating Net Income Available to Common divided by Normalized Common Equity. See page 22 in the Financial Supplement for full calculation.*

   A. *Operating Net Income Available to Common is calculated as (a) Pre-Tax Income from Continuing Operations minus (b) Income Tax Expense using a normalized 34% rate plus (c) expense associated with original issue bond discount amortization minus (d) preferred dividends associated with our Series A and Series G preferred stock plus (e) impact of any disclosed repositioning items.*

   B. *Normalized Common Equity is calculated as the two period average of (a) shareholder equity minus (b) the book value of preferred stock outstanding minus (c) goodwill and other intangibles minus (d) remaining original issue bond discount minus (e) remaining net deferred tax asset.*

4) ***Adjusted Efficiency ratio*** *is equal to (A) total noninterest expense less (i) Insurance operating segment related expenses, (ii) mortgage repurchase expense and (iii) expense related to repositioning items divided by (B) total net revenue less (i) Insurance operating segment related revenue, (ii) OID amortization expense and (iii) any revenue related to repositioning items. See page 22 in the Financial Supplement for full calculation.*

5) ***Corporate and Other*** *primarily consists of Ally's centralized treasury activities, the residual impacts of the company's corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Corporate Finance business, certain investment portfolio activity and reclassifications, eliminations between the reportable operating segments. During 4Q15, incremental overhead expenses related to centralized support functions were allocated to Automotive Finance, Insurance, and Mortgage Operations. These expenses were previously included in Corporate and Other Activities. Amounts in prior periods have been reclassified to conform to this new presentation.*

6) ***Controllable expenses*** *include employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses.*

7) ***U.S. consumer auto originations***
   - *GM Subvented – subvented rate new vehicle loans from GM dealers*
   - *New Standard – standard rate new vehicle loans from GM and Chrysler dealers*
   - *Lease – new vehicle lease originations from all dealers*
   - *Used – used vehicle loans from all dealers*
   - *Growth – total originations from non-GM/Chrysler dealers (New Growth refers to new vehicle loan originations only)*

8) ***Net charge-off ratios*** *are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale.*

9) ***Interest rate risk modeling*** *– Ally's interest rate risk models use dynamic assumptions driven by a number of factors, including the overall level of interest rates and the spread between short-term and long-term interest rates to project changes in Ally's retail deposit offered rates. Ally's interest rate risk metrics currently assume a long-term retail deposit beta of greater than 80%. We believe our deposits may ultimately be less sensitive to interest rate changes, which will reduce our overall exposure to rising rates. Assuming a long-term retail deposit beta of 50% (vs. current assumption of greater than 80%) would result in a consolidated interest rate risk position that is asset sensitive.*

10) ***ASU 2014-03 and ASU 2015-15 adoption*** *- As of December 31, 2015, we adopted ASU 2014-03 and ASU 2015-15. The impact of adopting the standard was a reduction to assets and liabilities and were applied retrospectively to all periods presented.*

4Q 2015 Preliminary Results 29